Brown Capital Management Mid Company Fund

(the “Mid Company Fund” or “Fund”)

Investor Shares (BCMSX)

Institutional Shares (BCMIX)

(a series of Brown Capital Management Mutual Funds)

Supplement dated May 31, 2022

to the Summary Prospectuses and the Prospectuses dated July 22, 2021

Important Notice Regarding Change to the Principal Investment Strategies

After analyzing the market and economic environment, Brown Capital Management, LLC (the “Advisor”) has recommended and the Fund’s Board of Trustees has approved an adjustment to the Fund’s 80% investment policy.  As a result of this change, the revenue range for companies that are eligible to be purchased (initially) into the Fund’s portfolio will be modified such that the range of revenue will be between $500 million and $2.5 billion at the time of initial purchase.   The Fund is required to provide shareholders with 60 days’ written notice of this change.  As a result of the notice requirement, the changes noted below will take effect on August 1, 2022.

The Fund’s 80% investment policy will be revised as set forth below. Each section of the respective prospectus impacted by this change is noted below.

See page 2 of the current Prospectuses and page 3 of the Summary Prospectuses.

The Mid Company Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of equity securities of companies with total operating revenues of $500 million to $2.5 billion at the time of initial investment (“mid sized companies”). It is important to note that the Mid Company Fund does NOT choose its portfolio companies based on a reference to market capitalization. Rather, the focus of the Mid Company Fund is on the revenue produced by the issuer of the securities.

See page 7 of the current Prospectuses.

The Advisor’s Investment Approach

The Advisor believes an investment program establishes the processes necessary to identify, research and construct a portfolio. The Advisor distinguishes Mid Company from mid capitalization by its use of revenue not market capitalization to identify and invest in exceptional mid companies that have the wherewithal to become exceptional larger companies. The Advisor sources ideas from many places. Companies eligible for investment typically generate between $500 million and $2.5 billion in revenue at the time of initial investment. The Advisor’s investment professionals retain dual duties, managing the portfolio as a team and serving as generalists in their analytical role. They discuss prospective portfolio candidates with teammates before any in-depth research is performed to ensure the commitment of time dedicated to understanding the company makes sense to all team members.

See page 22 of the current Prospectuses.

Principal Investment Strategy

The Brown Capital Management Mid Company Fund

Under normal market conditions, the Mid Company Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of those companies with total operating revenues of $500 million to $2.5 billion at the time of initial investment (“mid sized companies”) (the “80% Test”). This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

For more information regarding this supplement please call 1-877-892-4BCM.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.